Exhibit 99.1

JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder”) is dated as of February 8, 2013 by and between Balch Hill Capital, LLC (“Balch Hill”), Potomac Capital Management II, L.L.C., (“Potomac Management II”), and Martin Colombatto (the “New Member”).

WHEREAS, Balch Hill Partners, L.P. (the “Partnership”), Balch Hill, Simon Michael, Potomac Capital Partners L.P., Potomac Capital Management, L.L.C., Potomac Capital Partners II, L.P., Potomac Management II, Potomac Capital Partners III, L.P., Potomac Capital Management III, L.L.C., Paul J. Solit, and Eric Singer (collectively, the “Existing Members”) are parties to that certain Joint Filing Agreement dated as of January 25, 2013 (the “Agreement”), pursuant to which the Existing Members formed a “group” (as contemplated by Section 13(d) of the Securities Exchange Act of 1934, as amended) for the purpose of seeking representation on the Board of Directors of STEC, Inc. (the “Company”) at the 2013 annual meeting of shareholders of the Company (the “Annual Meeting”);

WHEREAS, the New Member has agreed to (i) be named in the notice provided by the Partnership of its intention to nominate the New Member as a director of the Company at the Annual Meeting, (ii) be named as a nominee in any proxy statement filed by the Partnership in connection with the solicitation of proxies or written consents for election of the New Member at the Annual Meeting, and (iii) serve as a director of the Company if elected at the Annual Meeting;

WHEREAS, the New Member desires to join the group formed by the Existing Members; and

WHEREAS, pursuant to paragraph 10 of the Agreement, the Agreement may be amended to add any person or entity as a party to the Agreement, by execution of a joinder agreement signed by such party, Balch Hill and Potomac Management II.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1.         Effective immediately, the New Member is joined as a party to the Agreement.

2.         The New Member agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3.         This Joinder may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

4.         In the event of any dispute arising out of the provisions of this Joinder Agreement, the parties hereto consent and submit to the exclusive jurisdiction of any court of competent jurisdiction of the Federal and State Courts in the State of New York, County of New York.

[Signature page on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the day and year first above written.

BALCH HILL CAPITAL, LLC

By:	/s/ Simon J. Michael
	Name:	Simon J. Michael
	Title:	Manager

POTOMAC CAPITAL MANAGEMENT II, L.L.C.

By:	/s/ Paul J. Solit
	Name:	Paul J. Solit
	Title:	Co-Managing Member

/s/ Martin Colombatto
MARTIN COLOMBATTO

JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder”) is dated as of February 8, 2013 by and between Balch Hill Capital, LLC (“Balch Hill”), Potomac Capital Management II, L.L.C., (“Potomac Management II”), and Adam Leventhal (the “New Member”).

WHEREAS, Balch Hill Partners, L.P. (the “Partnership”), Balch Hill, Simon Michael, Potomac Capital Partners L.P., Potomac Capital Management, L.L.C., Potomac Capital Partners II, L.P., Potomac Management II, Potomac Capital Partners III, L.P., Potomac Capital Management III, L.L.C., Paul J. Solit, and Eric Singer (collectively, the “Existing Members”) are parties to that certain Joint Filing Agreement dated as of January 25, 2013 (the “Agreement”), pursuant to which the Existing Members formed a “group” (as contemplated by Section 13(d) of the Securities Exchange Act of 1934, as amended) for the purpose of seeking representation on the Board of Directors of STEC, Inc. (the “Company”) at the 2013 annual meeting of shareholders of the Company (the “Annual Meeting”);

WHEREAS, the New Member has agreed to (i) be named in the notice provided by the Partnership of its intention to nominate the New Member as a director of the Company at the Annual Meeting, (ii) be named as a nominee in any proxy statement filed by the Partnership in connection with the solicitation of proxies or written consents for election of the New Member at the Annual Meeting, and (iii) serve as a director of the Company if elected at the Annual Meeting;

WHEREAS, the New Member desires to join the group formed by the Existing Members; and

WHEREAS, pursuant to paragraph 10 of the Agreement, the Agreement may be amended to add any person or entity as a party to the Agreement, by execution of a joinder agreement signed by such party, Balch Hill and Potomac Management II.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1.         Effective immediately, the New Member is joined as a party to the Agreement.

2.         The New Member agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3.         This Joinder may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

4.         In the event of any dispute arising out of the provisions of this Joinder Agreement, the parties hereto consent and submit to the exclusive jurisdiction of any court of competent jurisdiction of the Federal and State Courts in the State of New York, County of New York.

[Signature page on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the day and year first above written.

BALCH HILL CAPITAL, LLC

By:	/s/ Simon J. Michael
	Name:	Simon J. Michael
	Title:	Manager

POTOMAC CAPITAL MANAGEMENT II, L.L.C.

By:	/s/ Paul J. Solit
	Name:	Paul J. Solit
	Title:	Co-Managing Member

/s/ Adam Leventhal
ADAM LEVENTHAL

JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder”) is dated as of February 8, 2013 by and between Balch Hill Capital, LLC (“Balch Hill”), Potomac Capital Management II, L.L.C., (“Potomac Management II”), and Clark Harold Masters (the “New Member”).

WHEREAS, Balch Hill Partners, L.P. (the “Partnership”), Balch Hill, Simon Michael, Potomac Capital Partners L.P., Potomac Capital Management, L.L.C., Potomac Capital Partners II, L.P., Potomac Management II, Potomac Capital Partners III, L.P., Potomac Capital Management III, L.L.C., Paul J. Solit, and Eric Singer (collectively, the “Existing Members”) are parties to that certain Joint Filing Agreement dated as of January 25, 2013 (the “Agreement”), pursuant to which the Existing Members formed a “group” (as contemplated by Section 13(d) of the Securities Exchange Act of 1934, as amended) for the purpose of seeking representation on the Board of Directors of STEC, Inc. (the “Company”) at the 2013 annual meeting of shareholders of the Company (the “Annual Meeting”);

WHEREAS, the New Member has agreed to (i) be named in the notice provided by the Partnership of its intention to nominate the New Member as a director of the Company at the Annual Meeting, (ii) be named as a nominee in any proxy statement filed by the Partnership in connection with the solicitation of proxies or written consents for election of the New Member at the Annual Meeting, and (iii) serve as a director of the Company if elected at the Annual Meeting;

WHEREAS, the New Member desires to join the group formed by the Existing Members; and

WHEREAS, pursuant to paragraph 10 of the Agreement, the Agreement may be amended to add any person or entity as a party to the Agreement, by execution of a joinder agreement signed by such party, Balch Hill and Potomac Management II.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1. Effective immediately, the New Member is joined as a party to the Agreement.

2. The New Member agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3. This Joinder may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

4. In the event of any dispute arising out of the provisions of this Joinder Agreement, the parties hereto consent and submit to the exclusive jurisdiction of any court of competent jurisdiction of the Federal and State Courts in the State of New York, County of New York.

[Signature page on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the day and year first above written.

BALCH HILL CAPITAL, LLC

By:	/s/ Simon J. Michael
	Name:	Simon J. Michael
	Title:	Manager

POTOMAC CAPITAL MANAGEMENT II, L.L.C.

By:	/s/ Paul J. Solit
	Name:	Paul J. Solit
	Title:	Co-Managing Member

/s/ Clark Harold Masters
CLARK HAROLD MASTERS

JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder”) is dated as of February 8, 2013 by and between Balch Hill Capital, LLC (“Balch Hill”), Potomac Capital Management II, L.L.C., (“Potomac Management II”), and Mark Schwartz (the “New Member”).

WHEREAS, Balch Hill Partners, L.P. (the “Partnership”), Balch Hill, Simon Michael, Potomac Capital Partners L.P., Potomac Capital Management, L.L.C., Potomac Capital Partners II, L.P., Potomac Management II, Potomac Capital Partners III, L.P., Potomac Capital Management III, L.L.C., Paul J. Solit, and Eric Singer (collectively, the “Existing Members”) are parties to that certain Joint Filing Agreement dated as of January 25, 2013 (the “Agreement”), pursuant to which the Existing Members formed a “group” (as contemplated by Section 13(d) of the Securities Exchange Act of 1934, as amended) for the purpose of seeking representation on the Board of Directors of STEC, Inc. (the “Company”) at the 2013 annual meeting of shareholders of the Company (the “Annual Meeting”);

WHEREAS, the New Member has agreed to (i) be named in the notice provided by the Partnership of its intention to nominate the New Member as a director of the Company at the Annual Meeting, (ii) be named as a nominee in any proxy statement filed by the Partnership in connection with the solicitation of proxies or written consents for election of the New Member at the Annual Meeting, and (iii) serve as a director of the Company if elected at the Annual Meeting;

WHEREAS, the New Member desires to join the group formed by the Existing Members; and

WHEREAS, pursuant to paragraph 10 of the Agreement, the Agreement may be amended to add any person or entity as a party to the Agreement, by execution of a joinder agreement signed by such party, Balch Hill and Potomac Management II.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1. Effective immediately, the New Member is joined as a party to the Agreement.

2. The New Member agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3. This Joinder may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

4. In the event of any dispute arising out of the provisions of this Joinder Agreement, the parties hereto consent and submit to the exclusive jurisdiction of any court of competent jurisdiction of the Federal and State Courts in the State of New York, County of New York.

[Signature page on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the day and year first above written.

BALCH HILL CAPITAL, LLC

By:	/s/ Simon J. Michael
	Name:	Simon J. Michael
	Title:	Manager

POTOMAC CAPITAL MANAGEMENT II, L.L.C.

By:	/s/ Paul J. Solit
	Name:	Paul J. Solit
	Title:	Co-Managing Member

/s/ Mark Schwartz
MARK SCHWARTZ

JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder”) is dated as of February 8, 2013 by and between Balch Hill Capital, LLC (“Balch Hill”), Potomac Capital Management II, L.L.C., (“Potomac Management II”), and Dilip Singh (the “New Member”).

WHEREAS, Balch Hill Partners, L.P. (the “Partnership”), Balch Hill, Simon Michael, Potomac Capital Partners L.P., Potomac Capital Management, L.L.C., Potomac Capital Partners II, L.P., Potomac Management II, Potomac Capital Partners III, L.P., Potomac Capital Management III, L.L.C., Paul J. Solit, and Eric Singer (collectively, the “Existing Members”) are parties to that certain Joint Filing Agreement dated as of January 25, 2013 (the “Agreement”), pursuant to which the Existing Members formed a “group” (as contemplated by Section 13(d) of the Securities Exchange Act of 1934, as amended) for the purpose of seeking representation on the Board of Directors of STEC, Inc. (the “Company”) at the 2013 annual meeting of shareholders of the Company (the “Annual Meeting”);

WHEREAS, the New Member has agreed to (i) be named in the notice provided by the Partnership of its intention to nominate the New Member as a director of the Company at the Annual Meeting, (ii) be named as a nominee in any proxy statement filed by the Partnership in connection with the solicitation of proxies or written consents for election of the New Member at the Annual Meeting, and (iii) serve as a director of the Company if elected at the Annual Meeting;

WHEREAS, the New Member desires to join the group formed by the Existing Members; and

WHEREAS, pursuant to paragraph 10 of the Agreement, the Agreement may be amended to add any person or entity as a party to the Agreement, by execution of a joinder agreement signed by such party, Balch Hill and Potomac Management II.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1.         Effective immediately, the New Member is joined as a party to the Agreement.

2.         The New Member agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3.         This Joinder may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

4.         In the event of any dispute arising out of the provisions of this Joinder Agreement, the parties hereto consent and submit to the exclusive jurisdiction of any court of competent jurisdiction of the Federal and State Courts in the State of New York, County of New York.

[Signature page on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the day and year first above written.

BALCH HILL CAPITAL, LLC

By:	/s/ Simon J. Michael
	Name:	Simon J. Michael
	Title:	Manager

POTOMAC CAPITAL MANAGEMENT II, L.L.C.

By:	/s/ Paul J. Solit
	Name:	Paul J. Solit
	Title:	Co-Managing Member

/s/ Dilip Singh
DILIP SINGH

JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder”) is dated as of February 8, 2013 by and between Balch Hill Capital, LLC (“Balch Hill”), Potomac Capital Management II, L.L.C., (“Potomac Management II”), and Bernard Xavier (the “New Member”).

WHEREAS, Balch Hill Partners, L.P. (the “Partnership”), Balch Hill, Simon Michael, Potomac Capital Partners L.P., Potomac Capital Management, L.L.C., Potomac Capital Partners II, L.P., Potomac Management II, Potomac Capital Partners III, L.P., Potomac Capital Management III, L.L.C., Paul J. Solit, and Eric Singer (collectively, the “Existing Members”) are parties to that certain Joint Filing Agreement dated as of January 25, 2013 (the “Agreement”), pursuant to which the Existing Members formed a “group” (as contemplated by Section 13(d) of the Securities Exchange Act of 1934, as amended) for the purpose of seeking representation on the Board of Directors of STEC, Inc. (the “Company”) at the 2013 annual meeting of shareholders of the Company (the “Annual Meeting”);

WHEREAS, the New Member has agreed to (i) be named in the notice provided by the Partnership of its intention to nominate the New Member as a director of the Company at the Annual Meeting, (ii) be named as a nominee in any proxy statement filed by the Partnership in connection with the solicitation of proxies or written consents for election of the New Member at the Annual Meeting, and (iii) serve as a director of the Company if elected at the Annual Meeting;

WHEREAS, the New Member desires to join the group formed by the Existing Members; and

WHEREAS, pursuant to paragraph 10 of the Agreement, the Agreement may be amended to add any person or entity as a party to the Agreement, by execution of a joinder agreement signed by such party, Balch Hill and Potomac Management II.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1.         Effective immediately, the New Member is joined as a party to the Agreement.

2.         The New Member agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3.         This Joinder may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

4.         In the event of any dispute arising out of the provisions of this Joinder Agreement, the parties hereto consent and submit to the exclusive jurisdiction of any court of competent jurisdiction of the Federal and State Courts in the State of New York, County of New York.

[Signature page on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the day and year first above written.

BALCH HILL CAPITAL, LLC

By:	/s/ Simon J. Michael
	Name:	Simon J. Michael
	Title:	Manager

POTOMAC CAPITAL MANAGEMENT II, L.L.C.

By:	/s/ Eric Singer
	Name:	Paul J. Solit
	Title:	Co-Managing Member

/s/ Bernard Xavier
BERNARD XAVIER